SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   July 11, 2006,

Commission File Number 000- 51158

TRUEYOU.COM, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
13-4024017
(IRS Employer Identification No.)

Building No. 501, Fifth Floor, 7 Corporate Park, Norwalk, CT 06851
(Address of principal executive offices)

Registrant’s telephone number including area code: (203) 295-2121

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01   Entry into a Material Definitive Agreement.

(a)      $5,200,000 Subordinated Loan

        On July 11, 2006, TrueYou.Com, Inc., a Delaware corporation (the “Company”), entered into a loan agreement (the “Subordinated Loan Agreement”) with Klinger Investments LLC, Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited — Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy Institutional Fund LLC, North Sound Legacy International Ltd., Technology Investment Capital Corp., Andrew D. Lipman and Jon Lauck (collectively, the “Subordinated Lenders”), pursuant to which the Subordinated Lenders loaned the Company $5,200,000 (the “Subordinated Loan”) to be used by the Company for capital expenditures, general working capital and to pay all costs and expenses in connection with the Subordinated Loan. Pursuant to a subordination agreement dated July 11, 2006, between the Subordinated Lenders and Laurus Master Fund, Ltd. (“Laurus”), the Subordinated Loan is subordinated to the Company’s existing senior indebtedness to Laurus under the Securities Purchase Agreement dated June 30, 2006 (the “Securities Purchase Agreement”), and the Related Agreements referred to in the Securities Purchase Agreement.

        The Subordinated Loan is evidenced by a subordinated promissory note dated July 11, 2006 (the “Subordinated Promissory Note”) and bears interest at 12% per annum compounded annually; provided, however, the interest rate will increase to 14% per annum upon: (i) the Company’s failure to pay in full, on or prior to July 1, 2010, the principal amount of the Subordinated Loan, plus all accrued interest, and (ii) certain other specified events that would be considered an event of default under the Subordinated Promissory Note but for a proviso that such events are not considered an event of default at any time prior to the date on which all of the Company’s senior indebtedness is paid in full. The principal balance and accrued interest on the Subordinated Promissory Note is due on the earliest of (i) July 1, 2010, and (ii) the first date on which any mandatory prepayment is payable under the Subordinated Loan Agreement or the occurrence of any sale of all or substantially all of the assets of the Company or its subsidiaries, or merger, consolidation or other business combination involving the Company or its subsidiaries if all senior indebtedness is first paid in full in cash in connection with any such transaction (the “Maturity Date”).

        Subject to prior payment in full of all senior indebtedness, the Subordinated Loan is subject to voluntary prepayment at any time and mandatory prepayment upon the occurrence of a change in control of the Company.

        In the event that the Company consummates an equity financing at any time prior to the Maturity Date, each Subordinated Lender may elect to convert the entire principal amount due to such Subordinated Lender under the Promissory Note (along with accrued interest thereon and all other amounts then due thereunder) into such number of securities issued in the equity financing (in the event any warrants or other property or rights are issued or granted in the financing, together with the proportionate number of such warrants and other property or rights) that is equal to (i) the principal amount of the Subordinated Promissory Note (along with accrued interest thereon and all other amounts then due) being converted divided by (ii) the lowest price per share of the securities to be issued in the financing. However, if the securities and the related warrants, if any, to be issued in the financing do not contain provisions prohibiting the aggregate ownership percentage by the holder thereof from exceeding 4.99% of the total number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) then issued and outstanding, then any Subordinated Lender may elect to receive securities that are otherwise identical in all respects to those purchased in the financing but that contain the foregoing restriction on aggregate ownership.

        Additionally, if the Company consummates one or more equity financings or indebtedness junior to the Company’s senior indebtedness after the date hereof with proceeds in excess of $10,000,000 in the aggregate, then two-thirds of all proceeds in excess of $10,000,000 shall be proportionately applied to prepay pari passu, the Subordinated Loan and the obligations of the Company under the Amended Subordinated Loan (as defined in (b) below).

        The obligations of the Company under the Subordinated Loan Agreement and Subordinated Promissory Note are guaranteed by each of the Company’s subsidiaries.

        The Subordinated Promissory Note ranks pari passu with the Amended Subordinated Promissory Note.

        Pursuant to the Subordinated Loan Agreement, the Company issued to the Subordinated Lenders warrants to purchase an aggregate of 32,947,771 shares of Common Stock at an exercise price of $0.001 per share, subject to certain adjustments set forth therein. The warrants expire on June 30, 2013. The Subordinated Lenders are not entitled to received shares of Common Stock upon exercise of the warrants if such receipt would cause such Subordinated Lender to be deemed to beneficially own in excess of 4.99% of the outstanding shares of Common Stock on the date of issuance of such shares. Such provision may by waived by any Subordinated Lender upon 61 days prior written notice to the Company.

        The Company granted each Subordinated Lender piggyback registration rights with respect to the shares of Common Stock issuable upon exercise of the warrants, in accordance with the terms of a registration rights agreement. The Company has agreed to use its best efforts to cause its certificate of incorporation to be amended to increase the number of authorized shares of Common Stock to such number as shall be sufficient to permit the exercise in full of the warrants. If any Subordinated Lender notifies the Company at any time prior to the effective date of such amendment that it desires to exercise its warrants prior to such effective date, the Company will promptly issue to such Subordinated Lender, in exchange for its warrants, substitute warrants exercisable to purchase that number of shares of its Series B Convertible Preferred Stock that are, upon authorization of the number as shall be sufficient to permit the exercise in full of the warrants, immediately convertible into the number of shares of Common Stock that would then have been issuable upon exercise of the warrants in full if the certificate of incorporation of the Company had then provided for sufficient authorized shares of Common Stock to satisfy such exercise, and otherwise containing substantially the same terms and provisions as the warrants.

        The foregoing summary of the Subordinated Loan Agreement and other agreements referred to above is qualified in its entirety by reference to the full text of such agreements which are attached to this Report as Exhibits and are incorporated herein by reference.

(b)      Amended and Restated $4,838,710 Subordinated Loan

        On July 11, 2006, the Company entered into a amended and restated loan agreement (the “Amended Subordinated Loan Agreement”) with Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited -Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy Institutional Fund LLC, North Sound Legacy International Ltd. and Klinger Investments LLC (collectively, the “Amended Subordinated Lenders”) in order to amend and restate the provisions of the $4,838,710 loan (the “Amended Subordinated Loan”) that the Company received from the Amended Subordinated Lenders on May 9, 2006 in order to conform its terms to the terms of the Subordinated Loan Agreement. Pursuant to a subordination agreement dated July 11, 2006, the Amended Subordinated Loan is subordinated to the Company’s existing senior indebtedness to Laurus under the Securities Purchase Agreement and the Related Agreements

        The Amended Subordinated Loan is evidenced by an amended and restated subordinated promissory note dated July 11, 2006 (the “Amended Subordinated Promissory Note”). The terms of the Amended Subordinated Promissory Note are identical to the terms of the Subordinated Promissory Note except that interest on the Amended Subordinated Promissory Note accrues from May 9, 2006.

        The Amended Subordinated Promissory Note ranks pari passu with the Subordinated Promissory Note.

        Pursuant to the Amended Subordinated Loan Agreement, the Company issued to the Amended Subordinated Lenders warrants to purchase an aggregate of 30,658,597 shares of Common Stock. These warrants have the same terms and rights, including piggyback registration rights, as the warrants that were issued pursuant to the Subordinated Loan Agreement described above.

        The foregoing summary of the Amended Subordinated Loan Agreement and other agreements referred to above is qualified in its entirety by reference to the full text of such agreements which are attached to this Report as Exhibits and are incorporated herein by reference.

Item   2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the Subordinated Promissory Note, Amended Subordinated Promissory Note and the warrants.

Item   3.02.   Unregistered Sales of Equity Securities.

        Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the issuance of the warrants and their associated excersisability features. The Subordinated Promissory Note, the Amended Subordinated Promissory Note and the warrants were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Act”), on the basis that their issuance did not involve a public offering, no underwriting fees or commissions were paid by the Company in connection with such sale and each of the Subordinated Lenders and the Amended Subordinated Lenders represented to the Company that it is an “accredited investor,” as defined in the Act.

Item   8.01   Other Events.

        On June 30, 2006, the Company sold a Secured Term Note in the aggregate principal amount of $25,000,000 (the “Secured Term Note”) to Laurus pursuant to the Securities Purchase Agreement. In connection with the closing of the sale of the Secured Term Note, the Company deposited substantially all of the proceeds from the sale of the Secured Term Note in a restricted account. On July 11, 2006, $21,556,000 was released from the restricted account in accordance with the Restricted Account Release Letter dated July 11, 2006.

        The foregoing summary of the Restricted Account Release Letter referred to above is qualified in its entirety by reference to the full text of such agreement which is attached to this Report as an Exhibit and is incorporated herein by reference.

Item   9.01   Financial Statements and Exhibits.

      (c)    Exhibits

(c)	Exhibits

10.1	Amended and Restated Loan Agreement dated as of July 11, 2006, by and among TrueYou.Com, Inc. and Klinger Investments LLC, Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited — Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy Institutional Fund LLC, and North Sound Legacy International Ltd.

10.2	Loan Agreement dated as of July 11, 2006, by and among TrueYou.Com, Inc. and Klinger
Investments LLC, Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc.,
Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot
Healthcare Institutional Fund, L.P., North Sound Legacy Institutional Fund LLC, North
Sound Legacy International Ltd., Technology Investment Capital Corp., Andrew D. Lipman
and Jon Lauck.

10.3	Amended and Restated Subordinated Promissory Note dated July 11, 2006, issued by
TrueYou.Com, Inc. to Klinger Investments LLC, Pequot Healthcare Fund, L.P., Pequot
Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot
Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound
Legacy Institutional Fund LLC and North Sound Legacy International Ltd..

10.4	Subordinated Promissory Note dated July 11, 2006, issued by TrueYou.Com, Inc. to and
Klinger Investments LLC, Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore
Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund,
Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy Institutional
Fund LLC, North Sound Legacy International Ltd., Technology Investment Capital Corp.,
Andrew D. Lipman and Jon Lauck.

10.5	Subordination Agreement dated as of July 11, 2006, by and among Klinger Investments
LLC, Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium
Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare
Institutional Fund, L.P., North Sound Legacy Institutional Fund LLC, North Sound
Legacy International Ltd., Technology Investment Capital Corp., Andrew D. Lipman and
Jon Lauck and Laurus Master Fund, Ltd, and acknowledged and agreed to by TrueYou.Com,
Inc.

10.6	Form of Amended and Restated Unconditional Guaranty of each of the subsidiaries of
TrueYou.Com, Inc. in favor of Klinger Investments LLC, Pequot Healthcare Fund, L.P.,
Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot
Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound
Legacy Institutional Fund LLC and North Sound Legacy International Ltd., re Amended
Subordinated Loan.

10.7	Form of Unconditional Guaranty of each of the subsidiaries of TrueYou.Com, Inc. in favor of Klinger Investments LLC, Pequot Healthcare Fund, L.P., Pequot Healthcare
Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master
Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy
Institutional Fund LLC, North Sound Legacy International Ltd., Technology Investment
Capital Corp., Andrew D. Lipman and Jon Lauck, re Subordinated Loan.

10.8	Registration Rights Agreement dated as of July 11, 2006, by and among TrueYou.Com,
Inc. and Klinger Investments LLC, Pequot Healthcare Fund, L.P., Pequot Healthcare
Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master
Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy
Institutional Fund LLC, North Sound Legacy International Ltd., Technology Investment
Capital Corp., Andrew D. Lipman and Jon Lauck.

10.9	Form of Common Stock Purchase Warrant issued by TrueYou.Com, Inc to each of Klinger
Investments LLC, Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc.,
Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot
Healthcare Institutional Fund, L.P., North Sound Legacy Institutional Fund LLC, North
Sound Legacy International Ltd., Technology Investment Capital Corp., Andrew D. Lipman
and Jon Lauck.

10.10	Form of Letter Agreement between TrueYou.Com, Inc. and Klinger Investments LLC, Pequot
Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC
Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare
Institutional Fund, L.P., North Sound Legacy Institutional Fund LLC, North Sound
Legacy International Ltd., Technology Investment Capital Corp., Andrew D. Lipman and
Jon Lauck, in connection with the warrants.

10.11	Restricted Account Release Letter Agreement, dated July 11, 2006 between TrueYou.Com, Inc. and Laurus Master Fund, Ltd.

SIGNATURES

        Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 17, 2006

TRUEYOU.COM INC. By /s/ Matthew Burris Name: Matthew Burris Title: Chief Financial Officer and Chief Operating Officer